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     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JULY 29, 1998
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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported):  July 22, 1998


                         DIGITAL MICROWAVE CORPORATION
            (Exact Name of Registrant as Specified in Its Charter)


                                   DELAWARE
                (State or Other Jurisdiction of Incorporation)

              0-15895                            77-0016028
      (Commission File Number)     (I.R.S. Employer Identification No.)



         170 ROSE ORCHARD WAY, SAN JOSE, CA            95134
      (Address of Principal Executive Offices)      (Zip Code)


                                 408/943-0777
             (Registrant's Telephone Number, Including Area Code)




                                With a copy to:
                             Bruce Alan Mann, Esq.
                            Morrison & Foerster llp
                               425 Market Street
                            San Francisco, CA 94105

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ITEM 5. OTHER EVENTS.

     On July 22, 1998, the Registrant, Iguana Merger Corp, a Washington corporation and a wholly owned subsidiary of Registrant ("Sub"), and Innova Corporation, a Washington corporation ("Innova"), entered into an Agreement and Plan of Reorganization and Merger (the "Merger Agreement") providing for a merger of Sub with and into Innova. Under the terms of the Merger Agreement, Innova shareholders will receive 1.05 shares of the Registrant's common stock for each outstanding share of Innova common stock held by them. The merger is intended to qualify as a tax-free reorganization and a pooling-of-interests for accounting and financial reporting purposes, and is subject to certain conditions, including the approval of the respective stockholders of the Registrant and Innova.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)  EXHIBITS

1.1  Press Release issued by the Registrant and Innova dated July 23, 1998.












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                                  SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   DIGITAL MICROWAVE CORPORATION



Date: July 29, 1998                By: /s/ CHARLES D. KISSNER
                                       ----------------------------
                                       Charles D. Kissner
                                       Chairman of the Board and
                                        Chief Executive Officer

















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